Exhibit 10.1

LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of July 12, 2013 by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (“Cooper”), MAX-TRAC TIRE CO., INC., an Ohio corporation (“Max-Trac” and together with Cooper, collectively, “Borrowers”), BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) for the Lenders, the Issuing Bank and the Lenders party hereto.

Recitals

A. The Borrowers, the financial institutions from time to time party thereto (the “Lenders”) and the Agent are party to that certain Amended and Restated Loan and Security Agreement, dated as of July 27, 2011 (as such agreement may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Agreement, shall have the same meanings in this Agreement as are prescribed by the Loan Agreement.

B. Cooper entered into an Agreement and Plan of Merger, dated as of June 12, 2013 (the “Merger Agreement”), by and among Apollo (Mauritius) Holdings Pvt. Ltd., a company organized under the laws of the Republic of Mauritius (“Parent”), Apollo Tyres B.V., a company organized under the laws of the Netherlands (“Dutch Holdco”), Apollo Acquisition Corp., a Delaware corporation (“Merger Sub” and together with Parent and Dutch Holdco, the “Parent Parties”).

C. Borrowers have requested that the Agent and Required Lenders waive certain provisions of the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE 1

LIMITED WAIVER

The Agent and Lenders party hereto hereby waive Section 10.2.12 of the Loan Agreement to the extent, and solely to the extent, necessary to permit Cooper to agree and to comply with clauses (ii)(A), (iii)(F), (iv), (viii)(C), or, insofar as it relates to any Contract (as defined in the Merger Agreement) evidencing Borrowed Money, (ix)(C) of Section 5.1 of the Merger Agreement; provided, that

(a) the waivers set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default or of any other provision of the Loan Agreement or any other Loan Document or to prejudice any right, power or remedy which the Agent or any Lender may now have or may have in the future under or in connection with any such other Default, other Event of Default or other provision of the Loan Agreement or any other Loan Document, all of which rights, power and remedies are hereby expressly reserved by the Agent and Lenders;

(b) neither the waivers set forth above nor Cooper’s agreement to comply with the above provisions of the Merger Agreement shall be deemed or otherwise construed to constitute a waiver or modification of any of the Borrowers’ obligations, liabilities and indebtedness under the Loan Agreement and any other Loan Documents, all of which shall, except as expressly provided herein, remain unmodified and in full force and effect and are hereby ratified and confirmed; and

(c) no Person (including any of the Parent Parties) shall have any rights as a third party beneficiary of the waivers set forth above.

ARTICLE 2

MISCELLANEOUS

Section 2.1 Conditions to Effectiveness. This Agreement shall become effective upon satisfaction or waiver of the following conditions precedent:

(a) this Agreement shall have been duly executed and delivered by the Agent, Borrowers and Required Lenders; and

(b) the Agent shall have received an officer’s certificate of the Borrowers (i) stating that all representations and warranties of the Borrowers contained herein are true and correct in all respects and (ii) attaching a copy of the Merger Agreement and certifying it as a true, correct and complete copy thereof.

Section 2.2 Representations, Warranties, and Covenants of the Borrowers. Each Borrower hereby represents and warrants that as of the date of this Agreement and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Agreement, constitutes a Default or an Event of Default, (b) the representations and warranties of such Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (c) the execution and delivery by such Borrower of this Agreement and the performance by such Borrower of the Loan Agreement, as modified by this Agreement, are within such Borrower’s corporate powers and have been duly authorized by all necessary action, (d) this Agreement and the Loan Agreement, as modified by this Agreement, are legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, and (e) the execution and delivery by such Borrower of this Agreement and the performance by such Borrower of the Loan Agreement, as modified by this Agreement, do not require the consent of any Person (other than that which has been obtained) and do not contravene the terms of such Borrower’s Organic Documents, any Restrictive Agreement or any other indenture, agreement, or undertaking to which such Borrower is a party or by which such Borrower or any of its property is bound.

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Section 2.3 Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents, except as expressly provided herein or (b) any Default or Event of Default. This Agreement shall constitute a Loan Document.

Section 2.4 Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Section 2.5 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy, pdf or similar electronic file of any such executed counterpart shall be deemed valid and may be relied upon as an original.

Section 2.6 Effect; Ratification.

(a) Except as specifically set forth above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c) Each Borrower acknowledges and agrees that the waiver set forth herein is effective solely for the purposes set forth herein and that the execution and delivery by the Agent, Issuing Bank and the Required Lenders of this Agreement shall not be deemed (i) except as expressly provided in this Agreement, to be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent, Issuing Bank or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent, Issuing Bank or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement.

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Section 2.7 Reaffirmation. Each Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Agreement, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof, except as expressly provided herein.

Section 2.8 No Oral Agreements. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Section 2.9 GOVERNING LAW. THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

BORROWERS:

COOPER TIRE & RUBBER COMPANY

By:	/s/ S. O. Schroeder
Name:	S. O. Schroeder
Title:	Vice President - Treasurer

MAX-TRAC TIRE CO., INC.

By:	/s/ Jack Jay McCracken
Name:	Jack Jay McCracken
Title:	Secretary

[Signature Page to Limited Waiver to

Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:	/s/ Charles Fairchild
Name:	Charles Fairchild
Title:	Vice President

[Signature Page to Limited Waiver to

Amended and Restated Loan and Security Agreement]

LENDERS:

Fifth Third Bank, as a Lender

By:	/s/ Martin H. McGinty
Name:	Martin H. McGinty
Title:	Vice President

[Signature Page to Limited Waiver to

Amended and Restated Loan and Security Agreement]

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Randy J. Abrams
Name:	Randy J. Abrams
Title:	Authorized Officer

[Signature Page to Limited Waiver to

Amended and Restated Loan and Security Agreement]

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Senior Vice President

[Signature Page to Limited Waiver to

Amended and Restated Loan and Security Agreement]